                                                                    EXHIBIT 21.1

                               THE ST. JOE COMPANY
                              LIST OF SUBSIDIARIES
                (includes joint ventures, indirect ownership and
                          100% directly owned entities)


Name                                                               State of
                                                                 Organization
280 INTERSTATE NORTH, L.L.C.                                          DE

1133 D.C., L.L.C.                                                     FL

5660 NND, L.L.C.                                                      FL

APALACHICOLA NORTHERN RAILROAD COMPANY                                FL

ARTISAN PARK, L.L.C.                                                  DE

ARVIDA HOUSING L.P., INC.                                             DE

ARVIDA MID-ATLANTIC HOMES, INC.                                       NC

C RIDGE ONE, L.L.C.                                                   FL

CROOKED CREEK REAL ESTATE COMPANY                                     FL

CROOKED CREEK UTILITY COMPANY                                         FL

DEERFIELD COMMONS I, LLC                                              DE

DEERFIELD PARK, LLC                                                   GA

DEER POINT I & II, LLC                                                FL

EAGLE POINT, L.L.C.                                                   FL

GEORGIA TIMBER, LLC                                                   FL

GEORGIA WIND I, LLC                                                   FL

GEORGIA WIND II, LLC                                                  FL

Name                                                               State of
                                                                 Organization

GEORGIA WIND III, LLC                                                 FL

MCNEILL BURBANK HOMES, LLC                                            NC

MILLENIA PARK ONE, L.L.C.                                             FL

MONTEITH HOLDINGS, LLC                                                NC

OVERLOOK I & II, LLC                                                  FL

PARADISE POINTE, LLC                                                  FL

PARK POINT, LLC                                                       FL

PARK POINT LAND, LLC                                                  FL

PASEOS,LLC                                                            DE

PASEOS MORTGAGE, LLC                                                  DE

PASEOS TITLE, LLC                                                     DE

PLUME STREET, LLC                                                     DE

PLUME STREET MANAGER, LLC                                             DE

PSJ DEVELOPMENT L.P.                                                  DE

PSJ WATERFRONT, LLC                                                   FL

RESIDENTIAL COMMUNITY MORTGAGE COMPANY, LLC                           DE

RESIDENTIAL COMMUNITY TITLE COMPANY                                   DE

RIVERCREST MORTGAGE, LLC                                              DE

RIVERCREST TITLE, LLC                                                 DE

RIVERCREST, LLC                                                       DE

RIVERSIDE CORPORATE CENTER, L.L.C.                                    FL

RIVERTOWN REAL ESTATE COMPANY                                         FL

SAUSSY BURBANK, INC.                                                  NC

Name                                                               State of
                                                                 Organization
SGW, INC.                                                             FL

SJP TECHNOLOGY COMPANY                                                FL

SOUTHEAST BONDED HOMEBUILDER
WARRANTY ASSOCIATION, L.L.C.                                          FL

SOUTHEAST INSURANCE COMPANY                                           VT

SOUTHHALL CENTER, L.L.C.                                              FL

SOUTHWOOD REAL ESTATE, INC.                                           FL

ST. JAMES ISLAND UTILITY COMPANY                                      FL

ST. JOE CAPITAL I, INC.                                               DE

ST. JOE CENTRAL FLORIDA CONTRACTING, INC.                             FL

ST. JOE COMMERCIAL, INC.                                              FL

ST. JOE COMMUNITY SALES, INC.                                         FL

ST. JOE DEVELOPMENT, INC.                                             FL

ST. JOE FINANCE COMPANY                                               FL

ST. JOE HOME BUILDING, L.P.                                           DE

ST. JOE LAND COMPANY                                                  FL

ST. JOE NORTHEAST FLORIDA CONTRACTING, INC.                           FL

ST. JOE RESIDENTIAL ACQUISITIONS, INC.                                FL

ST. JOE RESORTS & CLUBS, L.L.C.                                       FL

ST. JOE TERMINAL COMPANY                                              FL

ST. JOE TIMBERLAND COMPANY OF DELAWARE, L.L.C.                        DE

ST. JOE TOWNS & RESORTS, L.P.                                         DE

ST. JOE UTILITIES COMPANY                                             FL

ST. JOE WEST FLORIDA CONTRACTING, INC.                                FL

Name                                                               State of
                                                                 Organization
ST. JOE/ARVIDA COMPANY, INC.                                          FL

ST. JOE-SOUTHWOOD PROPERTIES, INC.                                    FL

SUNSHINE STATE CYPRESS, INC.                                          FL

SWEET TEA PUBLISHING, LLC                                             FL

TALISMAN SUGAR CORPORATION                                            FL

THE PORT ST. JOE MARINA, INC.                                         FL

VICTORIA PARK MORTGAGE, INC.                                          FL

VICTORIA PARK REAL ESTATE, INC.                                       FL

WATERCOLOR REAL ESTATE, INC.                                          FL

WATERCOLOR VACATION RENTALS, INC.                                     FL

WATERSOUND REAL ESTATE, INC.                                          FL

WATERSOUND VACATION RENTALS, INC.                                     FL